UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	May 1, 2013 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Semiannual report 10 | 31 | 13

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.
U.S. POSTAGE 3¢
4¢

Putnam
Multi-Cap
Value Fund

Semiannual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	23

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 24–28.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Value Fund

Interview with your fund’s portfolio manager

Jim, U.S. stocks had a stellar six months for the period ended October 31, 2013. What contributed to their strong performance?

I think the biggest contributing factor has been the Federal Reserve Board’s quantitative easing [QE] regime. Over the past several months, the Fed has been pumping $85 billion a month into bond purchases designed to stimulate the U.S. economy by keeping interest rates low. Thus supported by the Fed, investors flocked to the stock market, pushing several key indexes to then-record highs during the period.

In June, when Fed Chairman Ben Bernanke signaled the central bank’s intention to begin winding down its bond purchases later in the year, the market’s momentum quickly slowed. This was only a temporary hiccup, however, as the Fed later clarified its intentions to begin tapering only if warranted by growing economic activity and a declining unemployment rate. And with U.S. economic growth still less than robust, the Fed later made it clear there would be no QE tapering, at least for the moment.

Stocks also sputtered a bit in late September, as investors worried about the likelihood of a federal government shutdown due to a political impasse over a budget agreement. But again, the market came roaring back when a temporary solution to this issue was reached in mid-October.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Value Fund	5

For the six months overall, the broad universe of stocks in which the fund invests produced a solid 10.58% return, as represented by the fund’s benchmark, the Russell 3000 Value Index. Within this value universe, cyclical sectors such as industrials, information technology, and consumer discretionary led the way, as investors sought the greater growth potential these sectors often deliver. Investors’ appetite for growth was further illustrated by the fact that growth stocks, as a category, outperformed their value-style counterparts during the period.

Putnam Multi-Cap Value Fund beat its benchmark by more than seven percentage points during the period. What contributed to the fund’s significant outperformance?

Individual stock selection made the biggest contribution to performance, which is consistent with the investment approach I take as an active manager. It is a satisfying result as well, since the fund also beat the six-month return of the Russell 3000 Growth Index. Another significant factor underlying the outperformance was the fund’s bias toward small- and mid-cap stocks, relative to the benchmark, as the smaller-capitalization segments of the market performed somewhat better than the larger-cap segments.

As a result of our bottom-up, stock-by-stock investment approach, the fund held large relative overweights to the strong-performing consumer discretionary and materials sectors, which contributed to our outperformance versus the benchmark. Relative performance also was helped by the fund’s significant underexposure to financials and energy, whose returns, while still positive, were among the laggards in the index.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Value Fund

Tell us a bit more about your overall investment philosophy.

I am a stock picker, meaning I focus on individual stock selection. I tend to think about value stocks along a broad spectrum. At one end are stocks whose underlying companies are going through some sort of turnaround process. Moving along that spectrum, you also have stocks that I call “relative-value” plays — stocks of companies that are cheap relative to their history or their peer group that we believe could experience improving business fundamentals over the next 12 to 18 months. At the other end of the spectrum are stocks of companies that tend to be more growth-oriented and of generally higher quality. As a stock picker, I want to have exposure to the full spectrum, although I tend to spend more time and capital investing in that middle, relative-value “bucket.”

Did you make any big changes in investment strategy during the period?

As I mentioned six months ago in the fund’s annual report, while we continue to have a bias toward mid-cap stocks, we also have been modestly increasing the portfolio’s exposure to more-established, higher-quality stocks. This slight shift in positioning is a measured response to longer-term concerns about the overall strength of the U.S. economy and the ultimate sustainability of the current equity market rally, especially when the Fed eventually withdraws its economic stimulus.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Value Fund	7

Which individual holdings made the greatest contributions to relative performance?

The two biggest contributors were good examples of the turnaround stock stories I mentioned earlier. The top performer relative to the benchmark was an overweight position in Harman International Industries, a maker of audio and infotainment equipment. In late 2012, Harman badly missed on a quarterly earnings report after a large high-end buyer of automotive navigation systems had a production hiatus. This hurt company revenues and prompted investors to flee. The stock’s dip was transitory, however. Executing on a new, more-efficient manufacturing strategy and broadening its marketing reach, Harman was able to reestablish its earnings growth. Buoyed as well by earnings contributions from the company’s audio and professional services divisions, Harman’s share price rebounded nicely.

GameStop, the world’s largest video game retailer, was the next-best performer. We bought the stock at depressed levels in mid 2012, believing the company’s earnings were being underestimated by Wall Street. We took a contrarian view and invested in GameStop because it was paying a solid dividend and new management was buying back stock. We also believed the company could deliver on its business plan to compete more aggressively with other large-scale retailers. As the company executed on its plans, its share price increased considerably. We reduced our position in the company during the period to lock in profits.

Shares of Merit Medical Systems, the portfolio’s most disappointing performer six months ago, illustrate my relative-value thesis. We stuck with Merit, a manufacturer and marketer of proprietary non-invasive surgical devices, when investors were

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Value Fund

selling off the stock on concerns about overspending, declining earnings, and the potential effect of increased federal taxes on medical devices. The company had been spending on building out its manufacturing capacity and expanding its sales force. Once those initiatives had been implemented, the company returned to its strong earnings profile, its stock was rewarded, and Merit ended the reporting period as our third-largest contributor.

An example at the high-quality end of the value spectrum was Actavis, a large manufacturer of generic prescription drugs with global headquarters in Ireland. While generally underappreciated by investors, the company has been able to make growth-oriented acquisitions, cut costs, develop a product pipeline of marketable generic drugs, and produce solid earnings growth. Actavis was an out-of-benchmark holding, thus its share-price appreciation during the period was especially helpful to performance.

What stocks had more disappointing results?

An out-of-index position in Silgan Holdings, a large manufacturer of rigid containers for food and other consumer products, was the biggest detractor. The company churned out slow and steady earnings, and its share price increased during the period. That share-price gain fell short of the performance of the index, however, and because Silgan was the fund’s largest position at period-end, that underperformance significantly hurt relative results.

McDermott International, an engineering and construction firm, hit a difficult patch when it tried to expand its business from shallow-water drilling rigs to deep-water rigs, considered a more complex but potentially more lucrative market. Entering this new market proved difficult for McDermott, and investors lost confidence in the company’s ability to accurately forecast earnings. Although the stock plummeted, we continued to hold it, believing that once the new business was fully assimilated, McDermott would provide better earnings visibility.

Two other detractors are worth mentioning: Apple and General Electric. Both of these mega-cap stocks are constituents of the fund’s benchmark, but neither stock was held in the portfolio. Not holding them was a decision driven mainly by the fund’s historical gravitation toward the mid- and smaller-cap space. Because neither stock was owned by the fund during the period, and each outperformed the benchmark, both detracted from our relative results.

What is your outlook as we move toward 2014?

My view is that the market is pretty fairly valued at the moment. It’s certainly not super cheap, but I don’t think it’s overly expensive either. The U.S. economy is expanding at only about 2% to 3% per year, so I believe yield-hungry investors will continue to gravitate toward more growth-oriented stocks. And, as long as the Fed continues its QE program — which appears to be the central bank’s current intention — I believe that easy-money policy will continue to serve as a backstop to the equity markets in general. I’d say, therefore, that I’m somewhat optimistic in my near-term outlook for the market, but not wildly bullish, given what I believe are the economy’s less-than-robust fundamentals.

In this environment, we’ll continue to invest opportunistically to uncover undervalued and fundamentally sound companies in the small- and mid-cap space, while adding to our exposure to higher-quality names for their yield and other attributes to help soften the impact of market fluctuation.

Thanks, Jim, for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Multi-Cap Value Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

10	Multi-Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.26%	9.79%	9.43%	9.43%	9.43%	9.43%	9.71%	9.43%	9.99%	10.49%

10 years	139.49	125.72	122.00	122.00	122.10	122.10	127.75	119.78	133.58	145.73
Annual average	9.13	8.48	8.30	8.30	8.31	8.31	8.58	8.19	8.85	9.41

5 years	139.87	126.08	130.79	128.79	131.06	131.06	133.81	125.62	136.82	143.01
Annual average	19.12	17.72	18.21	18.00	18.23	18.23	18.51	17.67	18.82	19.43

3 years	63.45	54.05	59.78	56.78	59.83	59.83	61.02	55.39	62.24	64.66
Annual average	17.79	15.49	16.91	16.17	16.92	16.92	17.21	15.83	17.50	18.09

1 year	38.57	30.60	37.47	32.47	37.48	36.48	37.86	33.03	38.21	38.85

6 months	18.01	11.22	17.55	12.55	17.54	16.54	17.68	13.56	17.89	18.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Multi-Cap Value Fund	11

Comparative index returns For periods ended 10/31/13

		Lipper Multi-Cap Value
	Russell 3000 Value Index	Funds category average*

Annual average (life of fund)	6.06%	7.07%

10 years	113.54	108.34
Annual average	7.88	7.49

5 years	93.57	113.0
Annual average	14.12	16.03

3 years	59.04	54.51
Annual average	16.73	15.54

1 year	28.64	30.46

6 months	10.58	11.98

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/13, there were 297, 293, 257, 232, 147, and 63 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$15.27	$16.20	$14.36	$14.31	$14.71	$15.24	$14.98	$15.28

10/31/13	18.02	19.12	16.88	16.82	17.31	17.94	17.66	18.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12	Multi-Cap Value Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.93%	9.46%	9.11%	9.11%	9.11%	9.11%	9.38%	9.10%	9.66%	10.16%

10 years	142.92	128.95	125.30	125.30	125.36	125.36	130.96	122.87	136.96	149.24
Annual average	9.28	8.64	8.46	8.46	8.46	8.46	8.73	8.34	9.01	9.56

5 years	79.50	69.18	72.87	70.87	72.94	72.94	75.07	68.95	77.19	81.83
Annual average	12.41	11.09	11.57	11.31	11.58	11.58	11.85	11.06	12.12	12.70

3 years	59.14	49.99	55.61	52.61	55.49	55.49	56.66	51.18	57.91	60.32
Annual average	16.75	14.47	15.88	15.13	15.85	15.85	16.14	14.77	16.45	17.04

1 year	31.11	23.57	30.14	25.14	30.12	29.12	30.45	25.88	30.77	31.49

6 months	13.06	6.56	12.69	7.69	12.67	11.67	12.73	8.79	12.90	13.26

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/13	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Annualized expense ratio for
the six-month period ended
10/31/13	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Multi-Cap Value Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.10	$10.20	$10.20	$8.83	$7.47	$4.73

Ending value (after expenses)	$1,180.10	$1,175.50	$1,175.40	$1,176.80	$1,178.90	$1,181.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.65	$9.45	$9.45	$8.19	$6.92	$4.38

Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,017.09	$1,018.35	$1,020.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Multi-Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Value Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Multi-Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Multi-Cap Value Fund	17

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

18	Multi-Cap Value Fund

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

Multi-Cap Value Fund	19

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 297, 254 and 231 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

20	Multi-Cap Value Fund

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above.

Multi-Cap Value Fund	21

The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

22	Multi-Cap Value Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Value Fund	23

The fund’s portfolio 10/31/13 (Unaudited)

COMMON STOCKS (96.8%)*	Shares	Value

Aerospace and defense (6.4%)
Alliant Techsystems, Inc.	34,200	$3,723,354

B/E Aerospace, Inc. †	55,700	4,520,612

Honeywell International, Inc.	50,900	4,414,557

L-3 Communications Holdings, Inc.	52,000	5,223,400

Northrop Grumman Corp.	52,100	5,601,271

		23,483,194
Airlines (1.6%)
Alaska Air Group, Inc.	30,900	2,183,394

Delta Air Lines, Inc.	145,100	3,827,738

		6,011,132
Beverages (4.6%)
Beam, Inc.	78,700	5,296,510

Coca-Cola Enterprises, Inc.	279,000	11,642,670

		16,939,180
Capital markets (5.3%)
Ameriprise Financial, Inc.	57,962	5,827,499

Carlyle Group LP (The) (Partnership shares)	144,000	4,452,480

Charles Schwab Corp. (The)	195,100	4,419,015

KKR & Co. LP	128,000	2,809,600

Raymond James Financial, Inc.	37,087	1,693,022

		19,201,616
Chemicals (1.7%)
LyondellBasell Industries NV Class A	68,500	5,110,100

Tronox, Ltd. Class A S	55,719	1,286,552

		6,396,652
Commercial banks (4.8%)
Bancorp, Inc. (The) †	156,045	2,523,248

BB&T Corp.	46,900	1,593,193

Fifth Third Bancorp	45,200	860,156

First Niagara Financial Group, Inc.	102,300	1,128,369

First Republic Bank	64,000	3,268,480

PacWest Bancorp S	80,100	3,047,805

Regions Financial Corp.	239,300	2,304,459

UMB Financial Corp. S	26,900	1,584,948

Webster Financial Corp.	39,900	1,112,811

		17,423,469
Commercial services and supplies (2.4%)
ADT Corp. (The) † S	49,500	2,146,815

Tyco International, Ltd.	185,020	6,762,481

		8,909,296
Communications equipment (1.1%)
Brocade Communications Systems, Inc. †	343,400	2,754,068

Polycom, Inc. †	105,200	1,094,080

		3,848,148
Computers and peripherals (0.6%)
NetApp, Inc. S	54,503	2,115,261

		2,115,261
Containers and packaging (5.4%)
MeadWestvaco Corp.	67,900	2,366,315

Rock-Tenn Co. Class A	15,000	1,605,150

24	Multi-Cap Value Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

Containers and packaging cont.
Sealed Air Corp.	160,600	$4,846,908

Silgan Holdings, Inc.	244,600	11,024,122

		19,842,495
Diversified consumer services (0.8%)
ITT Educational Services, Inc. † S	74,900	3,004,988

		3,004,988
Diversified financial services (2.5%)
Bank of America Corp.	267,300	3,731,508

CME Group, Inc.	44,500	3,302,345

JPMorgan Chase & Co.	41,311	2,129,169

		9,163,022
Diversified telecommunication services (0.7%)
CenturyLink, Inc. S	71,000	2,404,060

		2,404,060
Electric utilities (2.2%)
Edison International	50,200	2,461,306

FirstEnergy Corp.	63,500	2,404,745

Great Plains Energy, Inc.	141,800	3,323,792

		8,189,843
Electrical equipment (0.8%)
AMETEK, Inc.	64,775	3,098,188

		3,098,188
Energy equipment and services (3.1%)
Halliburton Co.	117,000	6,204,510

McDermott International, Inc. † S	197,000	1,392,790

Weatherford International, Ltd. †	222,900	3,664,476

		11,261,776
Health-care equipment and supplies (5.9%)
Alere, Inc. †	133,575	4,505,485

CareFusion Corp. †	71,800	2,783,686

Covidien PLC	125,142	8,022,854

Merit Medical Systems, Inc. †	401,323	6,417,155

		21,729,180
Health-care providers and services (2.8%)
Aetna, Inc.	32,000	2,006,400

Mednax, Inc. † S	38,600	4,208,172

Tenet Healthcare Corp. †	44,900	2,118,831

WellCare Health Plans, Inc. †	29,100	1,940,388

		10,273,791
Hotels, restaurants, and leisure (0.8%)
Penn National Gaming, Inc. † S	50,600	2,960,606

		2,960,606
Household durables (4.4%)
Garmin, Ltd. S	107,600	5,030,300

Harman International Industries, Inc.	82,500	6,684,150

Whirlpool Corp.	30,500	4,453,305

		16,167,755
Insurance (7.0%)
American International Group, Inc.	103,000	5,319,950

Chubb Corp. (The)	28,800	2,651,904

Hartford Financial Services Group, Inc. (The)	153,234	5,163,986

Marsh & McLennan Cos., Inc.	90,000	4,122,000

Multi-Cap Value Fund	25

COMMON STOCKS (96.8%)* cont.	Shares	Value

Insurance cont.
Validus Holdings, Ltd. S	83,800	$3,308,424

XL Group PLC	165,800	5,068,506

		25,634,770
IT Services (2.0%)
Computer Sciences Corp.	83,400	4,108,284

Fidelity National Information Services, Inc.	65,100	3,173,625

		7,281,909
Machinery (1.9%)
Joy Global, Inc. S	25,700	1,458,475

Snap-On, Inc.	33,700	3,507,159

Wabtec Corp.	32,228	2,100,943

		7,066,577
Marine (1.0%)
Baltic Trading, Ltd.	348,582	1,561,647

Diana Shipping, Inc. (Greece) † S	170,600	1,934,604

		3,496,251
Media (2.2%)
CBS Corp. Class B	50,400	2,980,656

Regal Entertainment Group Class A S	264,700	5,031,947

		8,012,603
Metals and mining (0.5%)
Steel Dynamics, Inc. S	96,900	1,741,293

		1,741,293
Multi-utilities (0.8%)
PG&E Corp.	66,200	2,770,470

		2,770,470
Multiline retail (0.5%)
Macy’s, Inc.	40,800	1,881,288

		1,881,288
Office electronics (0.6%)
Xerox Corp.	204,800	2,035,712

		2,035,712
Oil, gas, and consumable fuels (7.6%)
Apache Corp.	31,900	2,832,720

Energen Corp.	33,400	2,615,888

HollyFrontier Corp.	50,600	2,330,636

Marathon Oil Corp.	182,700	6,442,002

Penn Virginia Corp. † S	314,600	2,677,246

QEP Resources, Inc.	98,400	3,253,104

Royal Dutch Shell PLC ADR (United Kingdom)	63,257	4,216,712

Talisman Energy, Inc. (Canada)	285,100	3,558,048

		27,926,356
Personal products (1.8%)
Coty, Inc. Class A S	227,600	3,500,488

Prestige Brands Holdings, Inc. †	101,512	3,170,220

		6,670,708
Pharmaceuticals (4.3%)
Actavis PLC †	47,800	7,388,924

Endo Health Solutions, Inc. †	49,900	2,182,126

Jazz Pharmaceuticals PLC †	27,200	2,468,128

ViroPharma, Inc. †	90,928	3,529,825

		15,569,003

26	Multi-Cap Value Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (0.8%)
CYS Investments, Inc.	343,800	$2,918,862

		2,918,862
Real estate management and development (0.9%)
CBRE Group, Inc. Class A †	69,000	1,602,870

RE/MAX Holdings, Inc. Class A †	64,316	1,813,711

		3,416,581
Road and rail (0.9%)
Hertz Global Holdings, Inc. †	135,200	3,104,192

		3,104,192
Semiconductors and semiconductor equipment (0.8%)
Micron Technology, Inc. †	163,600	2,892,448

		2,892,448
Software (0.7%)
Symantec Corp.	115,900	2,635,566

		2,635,566
Specialty retail (4.3%)
Best Buy Co., Inc.	102,600	4,391,280

GameStop Corp. Class A	111,400	6,106,948

Office Depot, Inc. † S	202,300	1,130,857

TJX Cos., Inc. (The)	65,300	3,969,587

		15,598,672
Thrifts and mortgage finance (0.3%)
Radian Group, Inc. S	74,000	1,078,180

		1,078,180

Total common stocks (cost $277,506,387)		$354,155,093

SHORT-TERM INVESTMENTS (16.3%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	15,092,232	$15,092,232

Putnam Cash Collateral Pool, LLC 0.15% [d]	44,520,615	44,520,615

Total short-term investments (cost $59,612,847)		$59,612,847

TOTAL INVESTMENTS

Total investments (cost $337,119,234)		$413,767,940

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $365,886,445.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Multi-Cap Value Fund	27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$47,625,912	$—	$—

Consumer staples	23,609,888	—	—

Energy	39,188,132	—	—

Financials	78,836,500	—	—

Health care	47,571,974	—	—

Industrials	55,168,830	—	—

Information technology	20,809,044	—	—

Materials	27,980,440	—	—

Telecommunication services	2,404,060	—	—

Utilities	10,960,313	—	—

Total common stocks	354,155,093	—	—

Short-term investments	$15,092,232	$44,520,615	$—

Totals by level	$369,247,325	$44,520,615	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

28	Multi-Cap Value Fund

Statement of assets and liabilities 10/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $43,557,313 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $277,506,387)	$354,155,093
Affiliated issuers (identified cost $59,612,847) (Notes 1 and 5)	59,612,847

Dividends, interest and other receivables	206,664

Receivable for shares of the fund sold	286,537

Receivable for investments sold	2,662,414

Total assets	416,923,555

LIABILITIES

Payable to custodian	37,430

Payable for investments purchased	5,612,012

Payable for shares of the fund repurchased	269,922

Payable for compensation of Manager (Note 2)	169,198

Payable for custodian fees (Note 2)	3,993

Payable for investor servicing fees (Note 2)	136,746

Payable for Trustee compensation and expenses (Note 2)	129,989

Payable for administrative services (Note 2)	1,282

Payable for distribution fees (Note 2)	93,298

Collateral on securities loaned, at value (Note 1)	44,520,615

Other accrued expenses	62,625

Total liabilities	51,037,110

Net assets	$365,886,445

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$303,658,963

Undistributed net investment income (Note 1)	1,666,507

Accumulated net realized gain on investments	(16,087,731)

Net unrealized appreciation of investments	76,648,706

Total — Representing net assets applicable to capital shares outstanding	$365,886,445

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($302,100,793 divided by 16,768,552 shares)	$18.02

Offering price per class A share (100/94.25 of $18.02)*	$19.12

Net asset value and offering price per class B share ($9,616,233 divided by 569,661 shares)**	$16.88

Net asset value and offering price per class C share ($18,643,008 divided by 1,108,192 shares)**	$16.82

Net asset value and redemption price per class M share ($4,020,763 divided by 232,256 shares)	$17.31

Offering price per class M share (100/96.50 of $17.31)*	$17.94

Net asset value, offering price and redemption price per class R share
($10,759,349 divided by 609,281 shares)	$17.66

Net asset value, offering price and redemption price per class Y share
($20,746,299 divided by 1,149,163 shares)	$18.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	29

Statement of operations Six months ended 10/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $5,020)	$2,826,209

Interest (including interest income of $3,347 from investments in affiliated issuers) (Note 5)	3,410

Securities lending (Note 1)	125,519

Total investment income	2,955,138

EXPENSES

Compensation of Manager (Note 2)	946,738

Investor servicing fees (Note 2)	418,325

Custodian fees (Note 2)	6,334

Trustee compensation and expenses (Note 2)	11,625

Distribution fees (Note 2)	522,195

Administrative services (Note 2)	3,680

Other	70,116

Total expenses	1,979,013

Expense reduction (Note 2)	(21,592)

Net expenses	1,957,421

Net investment income	997,717

Net realized gain on investments (Notes 1 and 3)	21,063,483

Net realized gain on swap contracts (Note 1)	53,442

Net unrealized appreciation of investments during the period	33,573,552

Net gain on investments	54,690,477

Net increase in net assets resulting from operations	$55,688,194

The accompanying notes are an integral part of these financial statements.

30	Multi-Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/13*	Year ended 4/30/13

Operations:
Net investment income	$997,717	$3,808,990

Net realized gain on investments	21,116,925	41,063,936

Net unrealized appreciation (depreciation) of investments	33,573,552	(3,897,656)

Net increase in net assets resulting from operations	55,688,194	40,975,270

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(3,707,837)

Class B	—	(76,885)

Class C	—	(154,429)

Class M	—	(44,904)

Class R	—	(122,116)

Class Y	—	(281,756)

Decrease from capital share transactions (Note 4)	(2,607,156)	(196,184,196)

Total increase (decrease) in net assets	53,081,038	(159,596,853)

NET ASSETS

Beginning of period	312,805,407	472,402,260

End of period (including undistributed net investment
income of $1,666,507 and $668,790, respectively)	$365,886,445	$312,805,407

* Unaudited

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
October 31, 2013 **	$15.27	.05	2.70	2.75	—	—	—	—	$18.02	18.01 *	$302,101	.56 *	.33 *	37 *
April 30, 2013	13.26	.14	2.08	2.22	(.21)	(.21)	—	—	15.27	16.98	259,910	1.15	1.04	81
April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	(.05)	—	— [e]	13.26	(1.28)	418,178	1.17	.32	82
April 30, 2011	11.66	.01	1.82	1.83	— [b]	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	(.01)	— [b]	— [f]	11.66	53.44	494,841	1.30 [g]	.09 [g]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	(.03)	— [b]	—	7.61	(36.15)	412,152	1.30 [g]	.54 [g]	130

Class B
October 31, 2013 **	$14.36	(.01)	2.53	2.52	—	—	—	—	$16.88	17.55 *	$9,616	.94 *	(.04) *	37 *
April 30, 2013	12.48	.04	1.95	1.99	(.11)	(.11)	—	—	14.36	16.10	9,179	1.90	.34	81
April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	— [e]	12.48	(2.04)	11,422	1.92	(.45)	82
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	— [b]	— [f]	11.09	52.34	18,509	2.05 [g]	(.67) [g]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	— [b]	—	7.28	(36.70)	24,934	2.05 [g]	(.24) [g]	130

Class C
October 31, 2013 **	$14.31	(.01)	2.52	2.51	—	—	—	—	$16.82	17.54 *	$18,643	.94 *	(.05) *	37 *
April 30, 2013	12.46	.05	1.94	1.99	(.14)	(.14)	—	—	14.31	16.12	15,532	1.90	.37	81
April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	— [e]	12.46	(2.04)	14,876	1.92	(.44)	82
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	— [b]	— [f]	11.07	52.27	16,894	2.05 [g]	(.67) [g]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	— [b]	—	7.27	(36.62)	12,816	2.05 [g]	(.23) [g]	130

Class M
October 31, 2013 **	$14.71	.01	2.59	2.60	—	—	—	—	$17.31	17.68 *	$4,021	.81 *	.08 *	37 *
April 30, 2013	12.80	.08	2.00	2.08	(.17)	(.17)	—	—	14.71	16.42	3,673	1.65	.62	81
April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	— [e]	12.80	(1.84)	3,750	1.67	(.19)	82
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	— [b]	— [f]	11.32	52.77	4,299	1.80 [g]	(.43) [g]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	— [b]	—	7.41	(36.50)	3,886	1.80 [g]	.02 [g]	130

Class R
October 31, 2013 **	$14.98	.03	2.65	2.68	—	—	—	—	$17.66	17.89 *	$10,759	.69 *	.20 *	37 *
April 30, 2013	13.03	.11	2.04	2.15	(.20)	(.20)	—	—	14.98	16.69	8,787	1.40	.86	81
April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	(.02)	—	— [e]	13.03	(1.62)	8,819	1.42	.07	82
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	— [b]	— [f]	11.49	53.00	9,265	1.55 [g]	(.17) [g]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	(.01)	— [b]	—	7.51	(36.31)	5,935	1.55 [g]	.28 [g]	130

Class Y
October 31, 2013 **	$15.28	.07	2.70	2.77	—	—	—	—	$18.05	18.13 *	$20,746	.43 *	.44 *	37 *
April 30, 2013	13.29	.18	2.08	2.26	(.27)	(.27)	—	—	15.28	17.28	15,724.90		1.36	81
April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	(.09)	—	— [e]	13.29	(1.08)	15,357.92		.56	82
April 30, 2011	11.69	.04	1.83	1.87	(.03)	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	(.04)	— [b]	— [f]	11.69	53.79	51,132	1.05 [g]	.33 [g]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	(.05)	— [b]	—	7.63	(35.96)	30,592	1.05 [g]	.78 [g]	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Value Fund	Multi-Cap Value Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

The accompanying notes are an integral part of these financial statements.

34	Multi-Cap Value Fund

Notes to financial statements 10/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through October 31, 2013.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class B shares of the fund acquired before November 1, 2008 will convert automatically to Class A shares effective November 1, 2013. Class B shares of the fund acquired on or after November 1, 2008 will convert automatically to class A shares five years after the original purchase date, and the deferred sales charge imposed on sales of Class B shares will be phased out over five years from the original purchase date. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Multi-Cap Value Fund	35

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

36	Multi-Cap Value Fund

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $43,557,313 and the fund received cash collateral of $44,520,615.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Multi-Cap Value Fund	37

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At April 30, 2013, the fund had a capital loss carryover of $36,567,279 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$36,567,279	$—	$36,567,279	April 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $337,756,611, resulting in gross unrealized appreciation and depreciation of $80,237,181 and $4,225,852, respectively, or net unrealized appreciation of $76,011,329.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the

38	Multi-Cap Value Fund

continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$346,931	Class R	12,091

Class B	11,632	Class Y	21,904

Class C	21,008	Total	$418,325

Class M	4,759

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $220 under the expense offset arrangements and by $21,372 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $238, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Multi-Cap Value Fund	39

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$351,117	Class M	14,445

Class B	47,067	Class R	24,484

Class C	85,082	Total	$522,195

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,431 and $172 from the sale of class A and class M shares, respectively, and received $2,435 and $180 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $121,830,641 and $122,757,798, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/13		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	879,959	$14,630,611	2,139,132	$27,888,219

Shares issued in connection with
reinvestment of distributions	—	—	267,472	3,554,701

	879,959	14,630,611	2,406,604	31,442,920

Shares repurchased	(1,134,767)	(18,705,153)	(16,930,607)	(219,426,551)

Net decrease	(254,808)	$(4,074,542)	(14,524,003)	$(187,983,631)

	Six months ended 10/31/13		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	36,831	$580,338	107,028	$1,353,544

Shares issued in connection with
reinvestment of distributions	—	—	5,961	74,690

	36,831	580,338	112,989	1,428,234

Shares repurchased	(106,377)	(1,654,193)	(389,144)	(4,814,681)

Net decrease	(69,546)	$(1,073,855)	(276,155)	$(3,386,447)

40	Multi-Cap Value Fund

	Six months ended 10/31/13		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	85,252	$1,330,898	87,378	$1,120,767

Shares issued in connection with
reinvestment of distributions	—	—	11,315	141,318

	85,252	1,330,898	98,693	1,262,085

Shares repurchased	(62,404)	(960,094)	(207,217)	(2,626,998)

Net increase (decrease)	22,848	$370,804	(108,524)	$(1,364,913)

	Six months ended 10/31/13		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	3,417	$53,528	8,586	$113,246

Shares issued in connection with
reinvestment of distributions	—	—	3,475	44,551

	3,417	53,528	12,061	157,797

Shares repurchased	(20,904)	(328,573)	(55,272)	(716,636)

Net decrease	(17,487)	$(275,045)	(43,211)	$(558,839)

	Six months ended 10/31/13		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	91,044	$1,475,877	150,908	$2,005,194

Shares issued in connection with
reinvestment of distributions	—	—	8,947	116,757

	91,044	1,475,877	159,855	2,121,951

Shares repurchased	(68,187)	(1,095,692)	(250,084)	(3,356,512)

Net increase (decrease)	22,857	$380,185	(90,229)	$(1,234,561)

	Six months ended 10/31/13		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	196,887	$3,334,378	220,264	$2,968,487

Shares issued in connection with
reinvestment of distributions	—	—	18,883	250,761

	196,887	3,334,378	239,147	3,219,248

Shares repurchased	(76,767)	(1,269,081)	(365,721)	(4,875,053)

Net increase (decrease)	120,120	$2,065,297	(126,574)	$(1,655,805)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$12,556,694	$59,562,484	$57,026,946	$3,347	$15,092,232

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Multi-Cap Value Fund	41

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	—*

Warrants (number of warrants)	110,000

* For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$(314,330)	$53,442	$(260,888)

Total	$(314,330)	$53,442	$(260,888)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$31,321	$31,321

Total	$31,321	$31,321

42	Multi-Cap Value Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Multi-Cap Value Fund	43

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44	Multi-Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA075
284322 12/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013